united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Semi-Annual Report

April 30, 2016

Fund Advisor:

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

Dear Shareholder,

Last year’s semi-annual shareholder letter discussed the popularity of passive strategies, which has frustrated many leading money managers. I am happy to report that the current period saw a return to fundamentals. As a consequence, your Fund benefited with strong outperformance. For the detailed results, see the Management Discussion & Analysis enclosed herein.

The financial markets continue to be blanketed by clouds of uncertainty. Will the Federal Reserve raise rates? Will China’s economy continue to grow? Will Great Britain leave the European Union? And there are other important questions. While the pundits continue to fill the airwaves and print publications with answers to these questions, as a money manager I prefer to focus on the business prospects of individual companies, both for current portfolio holdings and for others that may be competitors or future investments.

Our information age provides easy access to quantitative measures of companies. The companies’ results and their key ratios are found on spreadsheets available to all investors, both professional and non-professional. But the investor’s task does not end there. If it did, the markets would be perfect, as some academics argue. Instead, the job of the investor is to acquire information not presented on spreadsheets, such as the competitive advantages of a company and whether they are sustainable. Also, what is the character of management, and are their incentives the right ones? These qualitative judgments play out for those who invest in companies, rather than trade stocks. In the Fund, successful investments such as Valspar and Saint Jude Medical were based on these assessments.

As long term shareholders of the Fund will note, we also are long term holders of the positions in the Fund. We try to find companies that can compound good returns over time. That’s why we still hold investments that were made before the last financial crisis. They declined with the market during 2008 but at the same time grew their value with smart reinvestment of their earnings.

As you may have been made aware, Gratus Capital LLC has replaced Spectrum Advisory Services, Inc., as the fund advisor. I continue as the sole portfolio manager and expect to continue as such for the foreseeable future. As always, thank you for your confidence in me and in the Fund. While I am aware of the risks and uncertainties in the markets, I will continue to seek superior risk-adjusted returns for all shareholders.

Very truly yours,

Marc Heilweil

Management Discussion and Analysis

Over the six-month period ending April 30, 2016, Marathon Value (“Marathon” or “the Fund”) returned +3.08%. Marathon’s annualized performance since inception (March 28, 2000) is +7.72%. The comparable total returns for the S&P 500 benchmark are +0.43% and +3.96%. Since the Fund’s inception, the Fund’s cumulative total return has been +230.72%, versus the S&P 500’s cumulative total return of +86.92% for a total return differential of +143.82% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	Year-to- Date 2016 as of 4/30/16	Since Inception as of 4/30/16
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	-1.96%	5.92%	230.74%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	1.74%	86.92%

Annualized Total Returns
	For the Periods Ended April 30, 2016
		Three Year	Five Year	Ten Year	Since
	One Year	Average	Average	Average	Inception

Marathon Value Portfolio	3.30%	8.55%	8.80%	6.89%	7.72%

S&P 500 Index	1.21%	11.26%	11.02%	6.91%	3.96%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, is 1.10%

*	March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

5331-NLD-06/15/2016

Comparison of a $10,000 Investment in the
Marathon Value Portfolio and the S&P 500 Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
03/28/00
06/30/00
12/31/00
06/30/01
12/31/01
06/30/02
12/31/02
06/30/03
12/31/03
06/30/04
12/31/04
06/30/05
12/31/05
06/30/06
12/31/06
06/30/07
12/31/07
06/30/08
12/31/08
06/30/09
12/31/09
06/30/10
12/31/10
06/30/11
12/31/11
06/30/12
12/31/12
06/30/13
12/31/13
06/30/14
12/31/14
06/30/15
12/31/15
04/30/16
Marathon Value Portfolio $33,074
S&P 500 Index $18,692

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through April 30, 2016. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

Valspar (VAL, +32.85%, 3.63% of Portfolio) announced plans to be acquired in an all-cash acquisition by Sherwin-Williams. Recent regulatory over-reach may have been the idea behind the deal’s upper and lower price range. If the government requires that Valspar divest over 15% of revenues, we receive $105 per share. If the deal goes through unchallenged, we receive $113 per share. We have sold a few shares, but in the face of a flat market outlook, a near-certain deal with possible upside is reason to hold our shares a bit longer.

St. Jude (STJ, +20.67%, 1.89% of Portfolio) announced plans to be acquired by Abbott Labs shortly before the end of April 2016. St. Jude is thoughtful in everything they do, starting with comprehensive requirements for board member experience. Therefore it’s no surprise that they thought through this deal carefully and accepted stock as partial consideration so that shareholders may benefit from future upside. We are not as knowledgeable about Abbott as we are about St. Jude, but we are quickly studying up to decide if we want to keep the ABT stock portion of this deal in our portfolio.

Bed Bath & Beyond (BBBY, -20.81%, .77% of Port) has struggled. The retailer, like many others, is trying to compete online with Amazon in a price war. The company has invested hundreds of millions in its “omnichannel” strategy of making a seamless experience for their customers, including in-store pickup of online orders. We do not doubt that this is where retail is going. It’s great for customers but makes it almost impossible for the company to evaluate what the return on capital is for their online business. Management is insistent on doing whatever the customer wants, and we think that the company’s strong market share will give it an advantage in this transformation.

St. Jude and Valspar were appetizing acquisition targets because they are exceptional companies. We strive to identify these high-quality companies that we get to buy without having to pay a control premium, and things work out well when others, in this case Sherwin Williams, pay that control premium for an excellent business. We made very healthy returns on these investments, and they are an example of what we strive to accomplish with each stock we purchase. Simply put, we want to find more Valspars–companies taken off our hands at 22 times earnings, and we’re still talking to management about whether we received full value. It’s a high quality problem to have. We will always have some mistakes and losers, but we spend our time finding these special companies that are leaders in their category and operate in industries that are not facing widespread disintermediation. The billions in venture capital in Silicon Valley are largely chasing the “easier-to-disrupt” lowhanging fruit–they are for the most part not equipped to disrupt life-changing medical equipment or hugely complex and valuable coatings applications and production.

We don’t expect our mechanic to know all makes and models, so why should a stockpicker? We limit ourselves to activities in which we can add value. Much of our industry doesn’t do this. Active managers must evaluate what they are good at and what they are not. Indexing and endless ETF creations are enabling more and more people to invest in things they don’t understand and don’t even TRY to understand. Investing is not a video game, yet people seem to devote more time to the mechanics of portfolio construction and this or that exposure than they do getting to know the actual companies they are depending on to earn their returns. We carefully evaluate our level of expertise in the sectors in which we work. For example, we find we have a good ability to understand many industrial and consumer products companies, while we realistically do not have the expertise to identify which small software vendors are better than others or which speculative biotech company has better prospects. Technology offers a good example. We do not own small single-product software companies or component makers, but rather focus on larger players with longer histories, diverse end market exposures and management that can re-invest our capital with a long-term view, like Texas Instruments and Linear Technology. In industrials, where we have a bit more knowledge of the product categories, we can be more focused on smaller companies, like Graco. This has served us well, as we’ve avoided many technology company blowups. We will miss out on some game changing companies, but we think we’ll avoid many more situations where the risk was not worth the reward, such as has been the case with most technology IPOs in recent years.

We still have investments in manufacturing, which has stalled for the time being in this country and most of the rest of the world. Experience has shown that getting caught up in obvious trends and jettisoning profitable investments does not work. Our portfolio is well-enough diversified that it can potentially withstand such weaknesses. The world is changing at a faster speed than ever, but sound investment principles do not change.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

The Fund’s performance figures(*) for the periods ended April 30, 2016, compared to its benchmark:

			Five	Ten	Inception*** through
		One	Year	Year	April 30, 2016
	Six Months	Year	(Annualized)	(Annualized)	(Annualized)
Marathon Value Portfolio	3.08%	3.30%	8.61%	6.55%	7.72%
S&P 500 Index **	0.43%	1.21%	11.02%	6.91%	3.96%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s Net Assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Portfolio Composition as of April 30, 2016:

Sectors	Percentage of Net Assets
Information Technology	18.8%
Financial Services	16.3%
Industrials	16.2%
Consumer Discretionary	11.8%
Healthcare	11.4%
Materials	9.6%
Consumer Staples	8.1%
Energy	5.6%
Government Obligation	0.8%
Other	1.4%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2016

Shares		Fair Value

	COMMON STOCKS - 93.8%
	CONSUMER DISCRETIONARY - 11.8%
5,700	Advance Auto Parts, Inc.	$889,770
10,100	Bed Bath & Beyond, Inc. *	476,922
8,500	Genuine Parts Co.	815,745
4,368	John Wiley & Sons, Inc.	216,609
15,300	Lowe’s Cos., Inc.	1,163,106
8,400	McDonald’s Corp.	1,062,516
9,100	PepsiCo, Inc.	936,936
2,950	Polaris Industries, Inc.	288,746
30,780	Reading International, Inc. *	399,216
4,000	Tiffany & Co.	285,400
8,000	Walt Disney Co.	826,080
		7,361,046
	CONSUMER STAPLES - 8.1%
6,000	Archer-Daniels-Midland Co.	239,640
12,300	Campbell Soup Co.	759,033
12,700	Colgate-Palmolive Co.	900,684
6,300	Costco Wholesale Corp.	933,219
5,000	Kimberly-Clark Corp.	625,950
13,151	Koninklijke DSM NV - ADR	201,868
8,627	Procter & Gamble Co.	691,195
6,000	Walgreens Boots Alliance, Inc.	475,680
4,315	Weis Markets, Inc.	196,419
		5,023,688
	ENERGY - 3.2%
6,600	ConocoPhillips	315,414
7,200	Devon Energy Corp.	249,696
5,323	Exxon Mobil Corp.	470,553
8,000	Phillips 66	656,880
9,500	Sasol Ltd. - ADR	311,505
		2,004,048
	FINANCIAL SERVICES - 16.1%
3,013	Alleghany Corp. *	1,570,617
3,000	Aon PLC	315,360
9,000	Bank of Nova Scotia	472,050
6,500	Berkshire Hathaway, Inc. *	945,620
36,000	BofI Holding, Inc. *	733,320
13,481	Colony Capital, Inc.	238,344
4,800	EastGroup Properties, Inc.	286,800
9,800	Equifax, Inc.	1,178,450
14,200	Leucadia National Corp.	236,856
5,030	M&T Bank Corp.	595,150
1,306	National Western Life Group, Inc.	283,010
50,900	Northeast Bancorp	572,625
12,500	SunTrust Banks, Inc.	521,750
19,530	US Bancorp	833,736
6,000	Verisk Analytics, Inc. - Cl. A *	465,480
900	White Mountains Insurance Group Ltd.	747,000
		9,996,168

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2016

Shares		Fair Value

	HEALTHCARE - 11.4%
4,700	Becton Dickinson and Co.	$757,922
8,500	Bristol-Myers Squibb Co.	613,530
4,500	Cardinal Health, Inc.	353,070
14,600	Edwards Lifesciences Corp. *	1,550,666
7,000	GlaxoSmithKline PLC - ADR	300,370
6,845	Novartis AG - ADR	520,015
6,500	Novo Nordisk A/S - ADR	362,635
8,723	Pfizer, Inc.	285,329
11,000	QIAGEN NV *	247,060
15,500	St Jude Medical, Inc.	1,181,100
8,500	Stryker Corp.	926,585
		7,098,282
	INDUSTRIALS - 16.0%
10,700	3M Co.	1,790,966
2,500	Atlas Air Worldwide Holdings, Inc. *	99,850
9,500	Eaton Corp. PLC	601,065
14,600	Emerson Electric Co.	797,598
2,300	Expeditors International of Washington, Inc.	114,103
3,000	Fastenal Co.	140,370
16,300	General Electric Co.	501,225
23,138	Graco, Inc.	1,813,788
8,300	Illinois Tool Works, Inc.	867,516
12,300	Lincoln Electric Holdings, Inc.	770,841
14,984	Raven Industries, Inc.	241,092
12,539	Secom Co., Ltd. - ADR	238,743
24,775	Tyco International Plc	954,333
9,800	United Parcel Service, Inc.	1,029,686
		9,961,176
	INFORMATION TECHNOLOGY - 18.2%
750	Alphabet, Inc. Class A *	530,910
1,103	Alphabet, Inc. Class C *	764,390
9,100	Apple, Inc.	853,034
6,700	Automatic Data Processing, Inc.	592,548
21,600	Avnet, Inc.	888,192
26,800	Cisco Systems, Inc.	736,732
22,500	Corning, Inc.	420,075
15,950	EMC Corp.	416,455
14,700	Global Payments, Inc.	1,061,046
17,600	Intel Corp.	532,928
6,200	International Business Machines Corp.	904,828
21,500	Linear Technology Corp.	956,320
11,400	Microsoft Corp.	568,518
31,600	Net 1 UEPS Technologies, Inc. *	376,672
9,000	TE Connectivity Ltd.	535,320
12,200	Texas Instruments, Inc.	695,888
8,080	Zebra Technologies Corp. *	505,485
		11,339,341

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2016

Shares		Fair Value

	MATERIALS - 9.0%
18,000	PPG Industries, Inc.	$1,987,020
10,400	Silver Wheaton Corp.	217,880
21,200	Valspar Corp.	2,261,828
34,720	Weyerhaeuser Co.	1,115,207
		5,581,935

	TOTAL COMMON STOCK (Cost $28,246,922)	58,365,684

Par Value

	BONDS AND NOTES - 4.2%
	ENERGY- 2.4%
375,000	Anadarko Petroleum Corp., 5.95%, 9/15/2016	382,310
400,000	Canadian Natural Resources Ltd., 6.00%, 8/15/2016	404,013
275,000	ConocoPhillips Canada Funding Co., 5.63%, 10/15/2016	280,718
65,000	Pioneer Natural Resources Co., 5.88%, 7/15/2016	65,546
335,000	WPX Energy, Inc., 5.25%, 1/15/2017	341,281
		1,473,868
	FINANCIAL SERVICES - 0.2%
47,990	Countrywide Asset-Backed Certificates, 1.11%, 4/25/2032 (A)	30,497
27,904	Countrywide Asset-Backed Certificates, 3.44%, 10/25/2032 (A)	11,708
72,225	Impac CMB Trust Series 2004-4, 1.28%, 9/25/2034 (A)	68,440
34,430	Impac CMB Trust Series 2003-8, 1.34%, 10/25/2033 (A)	33,011
		143,656
	GOVERNMENT OBLIGATION - 0.8%
500,000	US Treasury Note, 2.00%, 2/15/2025	509,453

	INDUSTRIALS - 0.2%
100,000	Greif Inc., 6.75%, 2/1/2017	103,125

	INFORMATION TECHNOLOGY - 0.6%
350,000	Avnet, Inc., 6.63%, 9/15/2016	356,128

	TOTAL BONDS AND NOTES (Cost $2,613,207)	2,586,230

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2016

Shares		Fair Value

	PREFERRED STOCK - 0.6%
	MATERIALS - 0.6%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	$410,000

	SHORT-TERM INVESTMENT - 1.4%
859,481	Huntington Conservative Deposit Account, 0.19% (A)
	(Cost $859,481)	859,481

	TOTAL INVESTMENTS (Cost $32,028,188)(B) - 100.0%	$62,221,395

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	6,966

	NET ASSETS - 100.0%	$62,228,361

*	Non-income producing securities.

ADR American Depositary Receipt.

CMB - Collateralized Mortgage Backed

(A)	Variable rate security; the rate shown represents the yield at April 30, 2016.

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $31,988,043 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$30,639,275
Unrealized depreciation	(405,923)
Net unrealized appreciation	$30,233,352

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2016

ASSETS
Investment securities:
At cost	$32,028,188
At fair value	$62,221,395
Dividends and interest receivable	67,266
Receivable for securities sold	69,719
Other assets	1,465
TOTAL ASSETS	62,359,845

LIABILITIES
Payable for fund shares redeemed	102,092
Investment advisory fees payable (a)	19,927
Payable to Related Parties (a)	9,465
TOTAL LIABILITIES	131,484
NET ASSETS	$62,228,361

Net Assets Consist Of:
Paid in capital	$31,560,952
Undistributed net investment income	197,186
Accumulated net realized gain from security transactions	277,016
Net unrealized appreciation on investments	30,193,207
NET ASSETS	$62,228,361

Net Asset Value Per Share:
Shares:
Net Assets	$62,228,361
Shares of beneficial interest outstanding (b)	2,636,284

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.60

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS (Unaudited)
For the Six Month Period Ended April 30, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $8,765)	$567,350
Interest	29,990
TOTAL INVESTMENT INCOME	597,340

EXPENSES
Investment advisory fees (a)	263,058
Related party fees	67,468
TOTAL EXPENSES	330,526

NET INVESTMENT INCOME	266,814

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	277,112
Change in unrealized appreciation on investments	1,284,146

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,561,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,828,072

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
FROM OPERATIONS
Net investment income	$266,814	$425,985
Net realized gain from investments and foreign currency transactions	277,112	446,011
Net change in unrealized appreciation on investments	1,284,146	1,415,163
Net increase in net assets resulting from operations	1,828,072	2,287,159

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(427,736)	(411,894)
From net realized gains	(446,836)	(1,149,058)
Net decrease in net assets from distributions to shareholders	(874,572)	(1,560,952)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	540,792	2,629,775
Reinvestment of distributions to shareholders	873,781	1,559,285
Payments for shares redeemed	(3,445,801)	(8,742,368)
Net decrease in net assets from shares of beneficial interest	(2,031,228)	(4,553,308)

TOTAL DECREASE IN NET ASSETS	(1,077,728)	(3,827,101)

NET ASSETS
Beginning of Period	63,306,089	67,133,190
End of Period *	$62,228,361	$63,306,089
* Includes undistributed net investment income of:	$197,186	$358,108

SHARE ACTIVITY
Shares Sold	24,509	114,736
Shares Reinvested	39,395	69,829
Shares Redeemed	(151,802)	(377,905)
Net decrease from share activity	(87,898)	(193,340)

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended
	April 30, 2016		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	(Unaudited)		October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012	October 31, 2011

Net asset value, beginning of period	$23.24		$23.01	$21.88		$17.72		$16.52	$15.39
Activity from investment operations:
Net investment income	0.10	(b)	0.15 (b)	0.13	(b)	0.12	(b)	0.13	0.10
Net realized and unrealized gain on investments	0.59		0.62	1.69		4.33		1.51	1.13
Total from investment operations	0.69		0.77	1.82		4.45		1.64	1.23
Less distributions from:
Net investment income	(0.16)		(0.14)	(0.08)		(0.14)		(0.11)	(0.10)
Net realized gains	(0.17)		(0.40)	(0.61)		(0.15)		(0.33)	—
Total distributions	(0.33)		(0.54)	(0.69)		(0.29)		(0.44)	(0.10)
Net asset value, end of period	$23.60		$23.24	$23.01		$21.88		$17.72	$16.52
Total return (a)	3.08	% (g)	3.46%	8.58%		25.48%		10.24%	8.03%
Net assets, end of period (000s)	$62,228		$63,306	$67,133		$64,045		$50,357	$41,251
Ratio of expenses to average net assets (c)	1.10	% (f)	1.10%	1.13	% (e)	1.21	% (d)	1.25%	1.25%
Ratio of net investment income to average net assets	0.89	% (f)	0.65%	0.56%		0.61%		0.75%	0.64%
Portfolio Turnover Rate	5	% (g)	12%	16%		10%		13%	16%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016

1.	ORGANIZATION

Marathon Value Portfolio (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a former series of the Unified Series Trust (the “Predecessor Fund”), which in turn was the successor to the Marathon Value Portfolio, formerly of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000 until May 1, 2016, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2016

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2016, for the Fund’s investments measured at fair value:

		Level 2	Level 3
		(Other Significant	(Other Significant
	Level 1	Unobservable	Unobservable
Assets*	(Quoted Prices)	Inputs)	Inputs)	Total
Common Stocks	$58,365,684	$—	$—	$58,365,684
Bonds and Notes	—	2,586,230	—	2,586,230
Preferred Stock	410,000	—	—	410,000
Short-Term Investment	859,481	—	—	859,481
Total	$59,635,165	$2,586,230	$—	$62,221,395

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from Real Estate Investment Trusts (“REIT”) securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years or expected to be taken by the Fund in its 2013-2016 fiscal year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2016

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months period ended April 30, 2016 cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $2,758,135 and $4,261,667, respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Spectrum Advisory Services, Inc. serves as the Fund’s investment advisor. Under the terms of an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the six months period ended, the Advisor earned fees of $330,526 under the Advisory Agreement and was due $29,392 as of April 30, 2016.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the six months period ended April 30, 2016, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Advisor (as part of the universal fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Advisor (as part of the universal fee).

Compensation of Directors. Effective January 1, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $16,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2015 through December 31, 2015, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $13,500. From January 1, 2014 through December 31, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $12,000. Prior to January 1, 2014 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $6,000. Effective January 1, 2016, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $3,750, and the Audit Committee Chairmen receive a quarterly fee of $3,000.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2016

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Trustee Compensation is paid by the Trust and allocated between the funds of the Trust as discussed in Note 2. The Advisor pays the Fund’s portion of the Trustee’s expenses (as part of the universal fee). The total amount allocated to the Fund for the six months period ended April 30, 2016 was $15,671.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2015	October 31, 2014
Ordinary Income	$411,894	$244,492
Long-Term Capital Gain	1,149,058	1,778,576
	$1,560,952	$2,023,068

On December 14, 2015, The Fund paid an ordinary income dividend of $0.1590, and a long-term capital gain dividend of $0.1661 per share to shareholders of record on December 11, 2015.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed			Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Other Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$317,963	$446,740	$—	$—	$—	$28,949,206	$29,713,909

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, and tax adjustments for paydowns and return of capital distributions from C-Corporations, resulted in reclassification for the year ended October 31, 2015 as follows:

Paid	Undistributed Net	Accumulated
in	Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(5,351)	$5,351

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2016 Charles Schwab & Co. was the record owner of 76.21% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2016

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

On May 1, 2016, Gratus Capital, LLC replaced the Advisor as the Fund’s investment advisor pursuant to an interim advisory agreement approved by the Board on March 24, 2016. On that same date, the Board also approved a definitive advisory agreement, which was approved by the Fund’s shareholders at a special meeting occurring on June 10, 2016. The terms of each investment advisory agreement with Gratus Capital, LLC are materially similar to the previous advisory agreement with the Advisor.

At a Special Meeting of Shareholders of the Marathon Value Portfolio, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, June 10, 2016, shareholders of record at the close of business on April 8, 2016 voted to approve the following proposals:

Proposal 1: To approve a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust, with respect to the Fund, and Gratus Capital, LLC (“Gratus”), the Fund’s proposed new investment adviser.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,837,261	1,547

Proposal 2: To transact such other business as many properly come before the meeting or any adjournments or postponements thereof.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,816,341	22,467

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited)
April 30, 2016

Approval of Advisory Agreement – Marathon Value Portfolio* (Gratus Capital, LLC)

In connection with a meeting held on March 24th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an interim investment advisory agreement and definitive investment advisory agreement (the “Advisory Agreements”) between Gratus Capital, LLC (“GCL”) and the Trust, with respect to the Marathon Value Portfolio (the “Fund”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to GCL, the Fund and the Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that GCL was founded in 2005 and manages approximately $716 million in discretionary assets and approximately $85 million in non-discretionary assets. They discussed that despite the change in investment adviser from SAS to GCL, Mr. Marc Heilweil would remain as the portfolio manager and the investment process would remain the same. The Trustees reviewed the backgrounds of the key investment personnel at GCL, noting that the personnel and experience of GCL will provide additional support to Mr. Heilweil in managing the Fund’s portfolio. The Trustees discussed the value GCL would bring to the Fund through its services including equity and fixed income securities research, compliance services, technology and GCL’s overall investment analysis. The Trustees discussed GCL’s risk management process, noting that GCL monitors market risk, value risk and growth risk on an ongoing basis. With respect to compliance, the Trustees discussed that GCL will review the Fund’s investments on a daily basis to monitor the investments against the Fund’s guidelines and limitations. The Board noted that after the change in adviser, SAS’ chief compliance officer will continue to serve the Fund in a compliance role, providing continuity with respect to the Fund’s compliance program. They discussed GCL’s integration of SAS’ compliance policies and procedures, noting that the Fund’s compliance program should remain strong. The Board considered GCL’s best execution policies and procedures, noting that GCL’s best execution committee considers cost along with qualitative factors in selecting broker-dealers. The Board noted that GCL has not been involved in any administrative or regulatory actions over the past three years. The Trustees agreed that the level of services GCL can provide to Marathon will benefit the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the one, two, three and five-year periods versus its benchmark, Morningstar category and adviser selected peer group. The Board considered the Fund’s past performance, noting that the Fund’s strategy, risks, objective, portfolio manager, investment restrictions, and general investment process will remain the same at GCL. The Board noted that the Fund had slightly underperformed its peer group average and Morningstar category average over the one-year period. The Trustees further noted that, while the Fund underperformed its benchmark, peer group average, and Morningstar category average over the two, three and five-year periods, the Fund’s annualized returns were respectable, which is reflected in the Fund’s overall positive returns for every period except the most recent one-year period. With respect to the Fund’s underperformance, the Trustees reviewed the Fund’s cash and cash equivalent holdings, noting that the Fund’s current adviser was using these holdings as a hedge against potentially declining markets over the two, three and five-year periods. The Trustees noted that the portfolio manager manages the Fund’s portfolio with a long-term outlook, which is reflected by the Fund’s strong ten-year and since inception performance, including earning a five star Morningstar rating over the ten-year period and outperforming its benchmark over the since inception period. The Trustees discussed the transition to GCL, noting that there will be no changes with respect to the Fund’s strategy, risks, objective, portfolio manager, or investment process.

Fees. The Trustees discussed the Fund’s current fee structure, under which the current adviser is paid a fixed unitary fee of 1.10% from which it pays all of the Fund’s ordinary operating expenses. The Trustees discussed that GCL proposed maintaining the same unitary fee structure upon becoming the Fund’s investment adviser. The Trustees noted that the unitary fee was slightly higher than the average net expense ratio of the Fund’s Morningstar category, but within the range of the Morningstar category, and that it is lower than the average of the peer group. The Trustees noted that GCL’s continuation of the current unitary fee of 1.10% would be beneficial to the Fund’s shareholders. The Trustees agreed that the fee was reasonable.

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2016

Economies of Scale. The Trustees discussed the current size of the Fund and GCL’s projections for the Fund’s immediate and future growth. The Trustees concluded that meaningful economies of scale justifying breakpoints would not likely be realized during the initial term of the Advisory Agreement. The Trustees discussed GCL’s willingness (although not a contractual obligation) to decrease the Fund’s unitary fee as the Fund’s assets grow. The Trustees agreed to monitor the growth of the Fund and address breakpoints at an appropriate time as the Fund’s assets increase.

Profitability. The Trustees considered GCL’s projected profitability related to the advisory services to be provided to the Fund and whether the amount of profit is a fair and reasonable entrepreneurial profit for the management of the Fund. The Trustees noted that GCL expects to earn a modest profit during the initial year as the Fund’s adviser. The Trustees agreed that based on GCL’s projections, GCL’s expected profitability from serving as the investment adviser to the Fund would not, based on the Board’s business judgment, be excessive.

Conclusion. Having requested and received such information from GCL as the Trustees believe reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded the advisory fee structure was reasonable and that the approval of the Advisory Agreements were in the best interest of the shareholders and Marathon.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Renewal of Advisory Agreement – Marathon Value Portfolio*

In connection with a meeting held on February 17th and 18th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Spectrum Advisory Services, Inc. (“SAS”) and the Trust, with respect to the Marathon Value Portfolio (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to SAS, the Fund and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that SAS is an independent private investment advisory firm that has provided conservative investment management services to businesses and individuals since 1977. The Trustees discussed the background information of the key investment personnel responsible for servicing the Fund and noted the investment team had strong experience in the financial industry. The Board reviewed SAS’s investment process noting that SAS conducts fundamental research and analysis of the strengths and weaknesses of domestic companies, in addition to examining various analysts’ expectations to find investments that have potential long term value. The Board reviewed SAS’s risk management approach, noting SAS attempts to mitigate risks through asset class diversification and the implementation of its investment process. The Board noted that SAS monitors compliance to the Fund’s investment limitations by monitoring the individual investments on a daily basis. The Board appreciated that SAS had a strong process for broker-dealer selection and screening process and the fact that SAS reported no material compliance or litigation issues since the last approval of the advisory agreement. The Board agreed that SAS has a long track record of providing a conservative value driven investment approach to its clients and concluded that SAS has provided quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund and noted that the Fund outperformed the peer group and Morningstar category averages, as well as the S&P 500’s returns over the last year. Over the longer 2 year, 3 year, and 5 year periods, the Board observed that the Fund provided respectable returns, but lagged the peer group, Morningstar category, and the S&P 500 over each. The Board further noted that these results were not unexpected given the long period of strong market returns and the Fund’s use of cash in its capital protection approach. The Board determined that the Fund’s performance was appropriate for its strategy and that SAS has continued to stay true to its mandate of seeking undervalued opportunities and not chasing returns. The Board concluded that SAS has and should continue to provide reasonable performance to the Fund and its shareholders.

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2016

Fees. The Trustees discussed the Fund’s “unitary” fee, under which the Fund pays SAS a fixed fee of 1.10%, and SAS pays all of the Fund’s ordinary operating expenses. They agreed that although the fee is higher than the peer group and Morningstar category advisory fee averages, the unitary fee is more appropriately compared to the total expense ratios of the comparable groups. They noted that the unitary fee was in line with, or lower than, the comparable groups. The Trustees concluded the fee was reasonable.

Economies of Scale. The Board discussed the small size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. However, SAS agreed in its report to the Board that, if the Fund grows and SAS achieves economies of scale, it would be willing to discuss the implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the management of the Fund provided by SAS. They observed that fact that SAS showed a loss from its relationship with the Fund, but recalled SAS’ notation that the expenses allocated to the Fund consisted primarily of fixed costs that would be incurred regardless of whether the adviser managed the Fund. The Trustees concluded the level of profit realized by SAS in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from SAS as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Marathon.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Marathon Value Portfolio
EXPENSE EXAMPLES (Unaudited)
April 30, 2016

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	11/1/15	4/30/16	11/1/15-4/30/16*	11/1/15-4/30/16
	$1,000.00	$1,030.80	$5.55	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	11/1/15	4/30/16	11/1/15-4/30/16*	11/1/15-4/30/16
	$1,000.00	$1,019.39	$5.52	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio
OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

This Page Intentionally Left Blank.

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 7/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 7/5/16

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 7/5/16